Income Tax Expense - Summary of Reconciliation of Deferred Tax Assets and Liabilities Included in Consolidated Statements of Financial Position (Detail) - EUR (€) € in Thousands	Dec. 31, 2021	Dec. 31, 2020
Deferred Tax Assets And Liabilities [line items]
Deferred tax assets	€ 1,295	€ 2,023
Net deferred tax assets	886	531
Deferred tax liabilities	(996)	(1,024)
Deferred tax liabilities compensated [member]
Deferred Tax Assets And Liabilities [line items]
Deferred tax liabilities compensated	€ (409)	€ (1,492)